UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2012

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)

___________________

Delaware	1-07151	31-0595760
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1221 Broadway, Oakland, California  94612-1888
(Address of principal executive offices)   (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 25, 2012, Lawrence S. “Larry” Peiros, the Executive Vice President – Chief Operating Officer of The Clorox Company (the “Company”) provided notice of his intention to retire on April 1, 2013, following 32 years of service with the Company.

(c) On October 30, 2012, the Company issued a press release, attached hereto as Exhibit 99.1, announcing that it will move to a structure with two Chief Operating Officers, Benno Dorer and George Roeth.

Mr. Dorer, 48, will be promoted to Executive Vice President & Chief Operating Officer – Cleaning, International & Corporate Strategy effective January 1, 2013. In this role, Mr. Dorer will have responsibility for the Laundry, Home Care and International business units as well as take on responsibility for corporate strategy and growth. Mr. Dorer has been Senior Vice President – Cleaning Division & Canada since March 2011. He served as Senior Vice President – General Manager, Cleaning Division from June 2009 to March 2011. From October 2007 through May 2009, he held the title of Vice President – General Manager, Cleaning Division. He previously held the position of Vice President – General Manager, Household Division from March 2007 to October 2007. Mr. Dorer joined the Company in January 2005 as Vice President – General Manager, Glad® products and served in that position to March 2007. Prior to joining Clorox, he worked for 14 years at Procter & Gamble, where he held marketing positions across a wide range of categories.

Mr. Roeth, 51, will be promoted to Executive Vice President & Chief Operating Officer – Household & Lifestyle effective January 1, 2013. In this role, Mr. Roeth will have responsibility for the Charcoal, Glad, Litter, Food, Brita and Burt’s Bees business units. He will also have responsibility for the Marketing, Sales, Product Supply and Research & Development functions. Mr. Roeth has been Senior Vice President – General Manager, Specialty Division, since June 2009. He held the title of Vice President – General Manager, Specialty Division from February 2007 through May 2009. Mr. Roeth joined Clorox in 1987 as a brand assistant in the marketing organization and subsequently held marketing and operating positions of increasing responsibility.

The compensation for Mr. Dorer and Mr. Roeth in their new roles has not yet been determined.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
99.1	Press Release dated October 30, 2012

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date: October 30, 2012	By:	/s/ Laura Stein
Senior Vice President – General Counsel

THE CLOROX COMPANY

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated October 30, 2012